SUPPLEMENT TO THE

FIDELITY® AGGRESSIVE GROWTH FUND,
FIDELITY CONVERTIBLE SECURITIES FUND,
FIDELITY EQUITY-INCOME II FUND,
FIDELITY GROWTH COMPANY FUND,
FIDELITY INDEPENDENCE FUND, AND
FIDELITY® NEW MILLENNIUM FUND®

Funds of Fidelity Financial Trust and Fidelity Mt. Vernon Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2004

Effective March 5, 2004, Ms. Reynolds serves as President, Treasurer, and Anti-Money Laundering (AML) officer of the Fidelity funds. The following information replaces Maria Dwyer's biographical information found in the "Trustees and Officers" section on page 23.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Aggressive Growth, Convertible Securities, Equity-Income II, Growth Company, Independence, and New Millennium. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

FFVSB-04-01 June 24, 2004
1.800200.100

Effective March 18, 2004, Ms. Monasterio serves as Deputy Treasurer of the Fidelity funds. The following information supplements the information found in the "Trustees and Officers" section on page 23.

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Aggressive Growth, Convertible Securities, Equity-Income II, Growth Company, Independence, and New Millennium. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Effective April 15, 2004, Mr. Lydecker serves as Assistant Treasurer of the Fidelity funds. The following information supplements the information found in the "Trustees and Officers" section on page 24.

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Aggressive Growth, Convertible Securities, Equity-Income II, Growth Company, Independence, and New Millennium. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trust" section beginning on page 44.

Fidelity Financial Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of the trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Fidelity Mt. Vernon Street Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.